SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant   /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              CYCARE SYSTEMS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

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         2)      Aggregate number of securities to which transaction applies:

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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)      Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------
         5)      Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

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         2)      Form, Schedule or Registration Statement No.:

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         3)      Filing Party:

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         4)      Date Filed:

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


                              CYCARE SYSTEMS, INC.
                           7001 North Scottsdale Road
                                   Suite 1000
                         Scottsdale, Arizona 85253-3644

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 1995

To the Stockholders:

     The 1995 Annual Meeting of Stockholders (the "Meeting") of CyCare Systems, Inc., a Delaware corporation (the "Company"), will be held at 7001 North Scottsdale Road, Suite 1000, Scottsdale, Arizona 85253-3644, on Tuesday, May 16, 1995, at 3:00 p.m., Mountain Standard Time, for the following purposes:

     1.   To elect a director for a three-year term expiring in 1998:

     2. To amend and restate in its entirety the CyCare Systems, Inc. Stock Option Plan and to increase the number of shares of stock available for awards by 300,000;

     3. To amend the CyCare Systems, Inc. Employee Stock Purchase Plan, increasing the number of shares of stock available for issuance by 300,000;

     4.   To approve the CyCare Systems, Inc. Director Stock Plan; and

     5. To consider and act upon any other business that may properly come before the Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on March 17, 1995, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

     A copy of the Company's Annual Report covering the year ended December 31, 1994 is enclosed, but is not deemed to be part of the official proxy soliciting materials. Stockholders failing to receive a copy of the Annual Report may obtain one by writing to the Secretary of the Company at the address stated above.

     Your attention is directed to the accompanying Proxy and Proxy Statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        Mark R. Schonau, Secretary

Scottsdale, Arizona
March 30, 1995


ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY DATE, SIGN AND RETURN THE ENCLOSED PROXY. A POSTAGE PREPAID ENVELOPE IS PROVIDED FOR MAILING. A PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT. IF YOU ATTEND THE MEETING, YOUR PROXY WILL NOT BE COUNTED WITH RESPECT TO ANY MATTER UPON WHICH YOU VOTE IN PERSON.

                              CYCARE SYSTEMS, INC.
                           7001 North Scottsdale Road
                                   Suite 1000
                         Scottsdale, Arizona 85253-3644

                                PROXY STATEMENT



      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CyCare Systems, Inc. (the "Company") for the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on May 16, 1995 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the voting thereof, by giving written notice to the Company or by voting in person at the Meeting. All valid, unrevoked proxies will be voted as directed. In the absence of any contrary directions, proxies will be voted in favor of each proposal set forth in the Notice of Meeting and, with respect to such other matters as may properly come before the Meeting, in the discretion of the appointed proxies.

      Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on March 17, 1995 will be entitled to vote at the meeting. At that date, there were 4,991,513 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters on which stockholders may vote. There is no cumulative voting in the election of directors.

      The proxy solicitation is being made primarily by mail, although proxies may be solicited by personal interview, telephone, telegraph or letter. The Company will pay the cost of this solicitation, including the charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of the Common Stock. The Company has arranged for McCormick & Pryor Ltd. to serve as its proxy solicitation agent. In such capacity, McCormick & Pryor will coordinate and oversee the distribution of the proxy materials to, and the return of the proxy cards by, stockholders. The fee for such services is estimated to be $4,750, plus out-of-pocket expenses. This Proxy Statement and the proxy card are being mailed to stockholders on or about March 30, 1995.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

      The Board is divided into three classes, with one class elected each year for a three-year term. Current Board member, A. Theodore Engkvist, has been unanimously nominated for a three-year term expiring in 1998. The shares represented by the enclosed proxy will be voted for the election of Mr. Engkvist as director, unless a vote is withheld. To be elected, Mr. Engkvist must receive a plurality of the votes of shares present in person or represented by proxy at the Meeting and entitled to vote for election of directors. An abstention with respect to the election of any director nominee will not be counted either in favor or against the election of any such nominee. Members of The New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten (10) days of the Meeting. If Mr. Engkvist ceases to be a candidate for election for any reason, the proxies will be voted for a substitute nominee designated by the Board. The Board currently has no reason to believe that Mr. Engkvist will not remain a candidate for election as a director or will be unwilling to serve as a director if elected.



Information Concerning Directors and Nominees

The following table sets forth certain information as to the nominee for director and for each director with a term expiring after 1995:


                                                                                    Served as
                                                                                    Director
      Name                         Age      Position(s) with the Company              Since
      ----                         ---      ----------------------------              -----
                               NOMINEE FOR TERM EXPIRING IN 1998

A. Theodore Engkvist  (1)           60      Director                                   1990

                               DIRECTORS WITH TERMS EXPIRING IN 1996

Jim H. Houtz (2)                    59     Director; Chairman of the Board;            1969
                                             President; Chief Executive Officer

James L. Schamadan, M.D. (3)        67       Director                                  1990

                               DIRECTORS WITH TERMS EXPIRING IN 1997

Richard J. Burgmeier (4)            61     Director; Director of Operations            1969
Frank H. Bertsch (5)                69     Director                                    1978
----------

(1) Mr. Engkvist has been President of Enjo Consulting, a business consulting firm, since 1992. Prior to that time, he served as Chairman of the Board and Chief Executive Officer of AGS Computers, Inc., a provider of consulting and software solutions. AGS Computers, Inc. was a subsidiary of NYNEX. Mr. Engkvist was President of NYNEX Information Solutions Group,
      Inc. a provider of communications and information systems and software, from 1987 until 1991. Mr. Engkvist also serves on the Board of Directors of Sequoia, Inc., a company specializing in the design, manufacture and service of totally available computer systems.

(2) Mr. Houtz founded the Company in 1967 and is its Chairman of the Board, President and Chief Executive Officer. In 1992, Mr. Houtz was also named
      Chairman of the Board of CyData, Inc., the Company's wholly-owned subsidiary.

(3)   Dr.  Schamadan  serves as the  principal of the  consulting  group,  Young
      Everett Stars, Inc. He is a physician in private practice, specializing in occupational and environmental medicine. He also serves as Chairman of the American Foundation for Firefighter Health & Safety. From 1982 until his retirement in 1992, he was the President and Chief Executive Officer of the Scottsdale Memorial Health System and its predecessor, Scottsdale
      Memorial Hospital. He has authored numerous scientific publications in the field of biomedical engineering and currently is on the Board of Directors of Medical Control, Inc., a diversified health corporation based in Dallas, Texas.

(4)   In 1994, Mr.  Burgmeier was named  Director of Operations,  overseeing the
      Company's Corporate Information Center in Dubuque, Iowa. He has served as a consultant to the Company or as an executive officer of the Company since 1969.

(5)   Mr.   Bertsch  is  Chairman  of  the  Executive   Committee  of  Flexsteel
      Industries,  Inc.,  a  furniture  manufacturer.  He has been an  executive officer and director of that firm since 1947.







                                   PROPOSAL 2

       APPROVAL OF THE CYCARE SYSTEMS, INC. 1995 LONG-TERM INCENTIVE PLAN

      The Board has approved, and recommends that the stockholders approve, the amendment and restatement of the CyCare Systems, Inc. Stock Option Plan. The Plan, as amended, will be known as the CyCare Systems, Inc. 1995 Long-Term Incentive Plan (the "Plan"). The Plan authorizes grants of Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs"), Stock Appreciation Rights ("SARs"), Restricted Stock Performance Shares, and Dividend Equivalents to officers and other key employees of the Company. The Plan would increase the total number of shares of Common Stock available for awards from 820,000 to 1,120,000. The Plan is intended to amend and restate the CyCare Systems, Inc. Stock Option Plan under which options have been granted previously.

      The Board believes that use of long-term incentives as authorized under the Plan to be beneficial to the Company as a means of promoting the success and enhancing the value of the Company by linking the personal interests of its key employees to those of its stockholders and by providing them with an incentive for outstanding performance. These incentives also provide the Company flexibility in its ability to attract and retain the services of employees upon whose judgment, interest and special effort the successful conduct of the Company's operation is largely dependent. The Plan, if approved by stockholders, will have an effective date of March 1, 1995. The following summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is included at the end of this Proxy Statement as Exhibit A.


      The Plan will be administered by a committee appointed by the Board consisting of at least two (2) non-employee directors (the "Committee"). The Committee will have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of awards, and the timing of awards. On March 17, 1995, the last reported sale price of the Common Stock on The New York Stock Exchange was $20.625 per share.

Description of the Available Awards

Incentive Stock Options

      An ISO is a stock  option that  satisfies  the  requirements  specified in
Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met. The Committee shall determine the consideration to be paid to the Company upon exercise of any options. The form of payment may include cash, Common Stock, or other property.

      An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the Common Stock is either transferable or is not subject to a substantial risk of forfeiture under
Section 83 of the Code. If at the time of exercise, the Common Stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the Common Stock (determined at the time the Common Stock becomes either transferable or not subject to a substantial risk of forfeiture) is a tax preference item in the year in which the Common Stock becomes either transferable or not subject to a substantial risk of forfeiture.

      If Common Stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such Common Stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as long-term capital gain or loss. If such Common Stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, or the selling price of the Common Stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

      The Company will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the Common Stock received, except that in the event of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Stock Options

      An NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

      No taxable income will be realized by an optionee upon the grant of an NQSO, nor is the Company entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price and the Company will be entitled to a corresponding tax deduction.

      Upon a subsequent sale or other disposition of Common Stock acquired through exercise of an NQSO, the optionee will realize short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to the Company.

Stock Appreciation Rights

      An SAR is the right granted to an employee to receive that appreciation in the value of a share of Common Stock over a certain period of time. Under the Plan, the Company may pay that amount in cash, in Common Stock, or in a combination of both.

      A recipient who receives an SAR award is not subject to tax at the time of the grant and the Company is not entitled to a tax deduction by reason of such grant. At the time such award is exercised, the recipient must include in income the appreciation inherent in the SARs (i.e., the difference between the fair market value of the Common Stock on the date of grant and the fair market value of the Common Stock on the date the SAR is exercised). The Company is entitled to a corresponding tax deduction in the amount equal to the income includible by the recipient in the year in which the recipient recognizes taxable income with respect to the SAR.

Performance Shares

      Under the Plan, the Committee may grant performance share units to a key employee. Typically, each performance share unit will be deemed to be the equivalent of one share of Common Stock.

      A recipient of a Performance Share award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction by reason of such grant. Instead, a recipient of Performance Shares will recognize ordinary income equal to the fair market value of the shares at the time the performance goals related to the Performance Shares are attained and paid to the recipient. The Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the performance goals are achieved.

Restricted Stock Awards

      Under the Restricted Stock feature of the Plan, a key employee may be granted a specified number of shares of Common Stock ("Restricted Stock"). However, vested rights to such stock are subject to certain restrictions or are conditioned on the attainment of certain performance goals. If the employee violates any of the restrictions during the period specified by the Committee or the performance standards fail to be satisfied, the stock is forfeited.

      A recipient of a Restricted Stock award will recognize ordinary income equal to the fair market value of the Restricted Stock at the time the restrictions lapse. The Company is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the restrictions lapse.

      Instead of postponing the income tax consequences of a Restricted Stock award, the recipient may elect to include the fair market value of the Common Stock in income in the year the award is granted. This election is made under
Section 83(b) of the Code. This Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the recipient files his or her federal income tax return.

      The tax treatment of the subsequent disposition of Restricted Stock will depend upon whether the recipient has made a Section 83(b) election to include the value of the Common Stock in income when awarded. If the recipient makes a
Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Common Stock and the fair market value of the Common Stock on the date of grant. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted Stock is held. If no Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Common Stock and the fair market value of the Common Stock on the date the restrictions lapsed. Again, such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted Stock is held.

Dividend Equivalents

      The Plan also allows for the granting of Dividend Equivalent rights in conjunction with the grant of options or SARs. These rights entitle the employee to receive an additional amount of stock upon exercising the underlying option or SAR.

      A recipient of a Dividend Equivalent award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction by reason of such grant. Instead, when the option upon which the Dividend Equivalent award is paid is exercised, the recipient must include in ordinary income the fair market value of the Common Stock issued in payment of the Dividend Equivalent award at the time the award is paid.

      The Company will be entitled to a tax deduction in an amount, and at the time, that the participant recognizes ordinary income due to the payment of the Dividend Equivalent award. The amount included as ordinary income in the optionee's income becomes the optionee's tax basis for determining gains or losses on the subsequent sale of the Common Stock.

      Approval of this proposal requires the affirmative vote of the holders of the majority of the outstanding shares of Common Stock present for this proposal at the Meeting. Abstentions are considered present for this proposal, so they will have the same effect as votes against the proposal. Broker non-votes are not considered present for this proposal.

The Board unanimously recommends a vote FOR approval of the CyCare Systems, Inc. 1995 Long-Term Incentive Plan.


                                   PROPOSAL 3

                 AMENDMENT TO THE CYCARE SYSTEMS, INC. EMPLOYEE
                              STOCK PURCHASE PLAN

      The Board has adopted the Second Amendment to the CyCare Systems, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), subject to approval by stockholders of the Company. The Second Amendment to the Stock Purchase Plan increases the number of shares of Common Stock available for issuance under the Stock Purchase Plan from 1,020,000 to 1,320,000. The Stock Purchase Plan provides a means for employees to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of Common Stock. Under the Stock Purchase Plan, the Company will initially sell shares to participants at a price equal to the lesser of 85% of the fair market value of Common Stock at the beginning of a one-year subscription period or 85% of fair market value of Common Stock at the end of that subscription period. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

      The Board believes that the Stock Purchase Plan encourages broader stock ownership by employees of the Company and thereby provides an incentive for non-executive employees to contribute to the profitability and success of the Company. In particular, the Board intends the Stock Purchase Plan to offer a convenient means for such employees who might not otherwise own Common Stock in the Company to purchase and hold Common Stock, and that the discounted sale feature of the Stock Purchase Plan provides a meaningful inducement to participate. The Board believes that employees' continuing economic interest, as stockholders, in the performance and success of the Company will enhance the entrepreneurial spirit of the Company, which can greatly contribute to the long-term growth and profitability of the Company.

Description of the Stock Purchase Plan

      The Stock Purchase Plan is set forth in full as Exhibit B to this Proxy Statement. The following description of the material features of the Stock Purchase Plan is qualified in its entirety by reference to Exhibit B.

      Under the terms of the Stock Purchase Plan, the shares of Common Stock which are to be purchased by participants will be purchased directly from the Company. The maximum number of shares that may be purchased under the Stock Purchase Plan is 1,320,000 (1,020,000 of which have already been approved for issuance under the Stock Purchase Plan). The Stock Purchase Plan is administered by a committee appointed by the Board of Directors and is comprised of directors not eligible to participate in the Stock Purchase Plan.

      Any active employee of the Company as of December 31 of each year will be eligible to participate in the Stock Purchase Plan, except those employees who work less than 20 hours per week or 5 months per year and any other employee who owns five percent or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Company or any subsidiary. Approximately 472 employees of the Company currently would be eligible to participate in the Stock Purchase Plan.

      The Board may amend, alter, suspend, discontinue, or terminate the Stock Purchase Plan without further stockholder approval, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of any automated quotation system (such as The New York Stock Exchange) or securities exchange on which the Common Stock is then quoted or listed, or if such stockholder approval is necessary in order for the Stock Purchase Plan to continue to meet the requirements of Section 423 of the Code. The Stock Purchase Plan will continue until terminated by action of the Board, although as noted above the number of shares authorized under the Stock Purchase Plan is limited.

      On March 17, 1995, the last reported sale price of the Common Stock on The New York Stock Exchange was $20.625 per share.

Federal Income Tax Consequences

      The Company believes that under present law the following federal income tax consequences would generally result under the Stock Purchase Plan. Rights to purchase shares under the Stock Purchase Plan are intended to constitute
"options" issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code:

(1) No taxable income results to the participants upon the grant of a right to purchase or upon the purchase of shares for his or her account under the Stock Purchase Plan (although the amount of a participant's payroll contributions under the Stock Purchase Plan will be taxable as ordinary income to the participant).

(2) If the participant disposes of shares less than two years after the first day of a subscription period with respect to which he or she purchased the shares, then at that time the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the amount of the participant's payroll deductions used to purchase the shares.

(3) If the participant holds the shares for at least two years after the first day of a subscription period with respect to which he or she purchased the shares, then at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the first day of the offering period minus the amount of the participant's payroll deductions used to purchase the shares, and (ii) the fair market value of the shares on the date of disposition minus the amount of the participant's payroll deductions used to purchase the shares.

(4) In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the Common Stock and the participant's basis in the Common Stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

(5) If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of Common Stock applicable to such participant. If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income.

      The foregoing provides only a general description of the application of federal income tax laws to the Stock Purchase Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Because of the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

      Approval of this proposal requires the affirmative vote of the holders of the majority of the outstanding shares of Common Stock present for this proposal at the Meeting. Abstentions are considered present for this proposal, so they will have the same effect as votes against the proposal. Broker non-votes are not considered present for this proposal.

The Board unanimously recommends a vote FOR approval of the Second Amendment to the CyCare Systems, Inc. Employee Stock Purchase Plan.




                                   PROPOSAL 4

            APPROVAL OF THE CYCARE SYSTEMS, INC. DIRECTOR STOCK PLAN

      The Board has approved and recommends that the stockholders approve the adoption of the CyCare Systems, Inc. Director Stock Plan (the "Director Plan"), for non-employee directors of the Company. The Director Plan authorizes automatic grants of shares of Restricted Stock and a one-time grant of a Non-Qualified Stock Option to all non-employee directors of the Company. Currently, the Board is composed of three non-employee directors. The total number of shares of Common Stock available for awards under the Director Plan is 50,000. On March 17, 1995, the last reported sale price of the Common Stock on The New York Stock Exchange was $20.625 per share.

      The Board believes that adoption of the Director Plan will promote the success and enhance the value of the Company by (i) strengthening the Company's ability to attract and retain the services of experienced and knowledgeable persons as directors of the Company, and (ii) linking the personal interest of directors to those of the Company's stockholders. The Director Plan, if approved by stockholders, will have an effective date of October 18, 1994.

      A committee, appointed by the Board, will administer the Director Plan, which provides for annual grants of 1,000 shares of restricted stock and a one-time grant of options to purchase 2,500 shares of the Company's Common Stock. The following summary of the Director Plan is qualified in its entirety by reference to the plan, a copy of which is included at the end of this proxy statement as Exhibit C.

Description of The Available Awards

      On July 1 of each year, commencing in 1995, each person serving as a director of the Company on that date, who is not also an employee of the Company, will automatically be granted 1,000 shares of Common Stock, subject to certain restrictions as described below. Additionally, each individual who was a non-employee director on October 18, 1994, received an option to purchase 2,500 shares of Common Stock subject to stockholder approval and to the vesting requirements discussed below.

Restricted Stock

      The restrictions on the Restricted Stock granted under the Director Plan will lapse one year after the applicable grant date. If a director granted shares of Restricted Stock under the Director Plan ceases to be a director, the director forfeits his shares of Restricted Stock that are still restricted as to such director.

      In the year in which the restrictions lapse, Section 83 of the Code requires the director to include in taxable income the fair market value of the Common Stock received. The Company is entitled to a corresponding deduction at the same time. Instead of postponing the tax consequences of a Restricted Stock award until the applicable restrictions lapse, a director may elect to include in taxable income the fair market value of the Restricted Stock received in the year of the award by filing an appropriate election with the Internal Revenue Service within 30 days of the date of the award. The election is made under
Section 83(b) of the Code.

Stock Options

      The option price is $12.375 per share (which was the fair market value of the Common Stock on October 18, 1994). The option vests 25% on each anniversary date after the date of grant and ending on October 18, 1998. The options will expire on October 18, 1999, unless sooner exercised or terminated. The exercise price may be paid in cash, Common Stock, options, or a combination of any of the foregoing.

      If a director granted options under the Director Plan ceases to be a director for any reason (including death or disability), the director will forfeit his or her unvested options. The vested but unexercised options will be exercisable for 60 days after ceasing to be a director.

      The grant of an option to a non-employee director under the Director Plan will not produce any taxable income to the director, and the Company will not be entitled to a deduction at that time. On the date the option is exercised, the director recognizes ordinary income equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. The Company is entitled to a corresponding deduction in the same amount and in the same year in which the director recognizes income.

      The following table sets forth the restricted stock which will be granted and the options which have been granted to each of the Company's non-employee directors assuming that the Director Plan is approved by the stockholders and that the current composition of the Board does not change:

                                 Director Plan

                                                                          Number
                                                               Dollar       of
                  Name and Position                           Value($)     Units
                  -----------------                           -------     ------
Jim H. Houtz, Chairman of the Board, President, .......          0          0(1)
and Chief Executive Officer

David H. Koeller, President of Group Practice .........          0          0(1)

Mark R. Schonau, Chief Financial Officer, .............          0          0(1)
Secretary and Treasurer

Randy L. Skemp, Senior Vice President .................          0          0(1)

Carolyn S. Haupert, Senior Vice President .............          0          0(1)

Executive Group .......................................          0          0(1)

Non-Executive Director Group (3 persons) ..............     61,875(2)  10,500(3)

Non-Executive Officer Employee Group ..................          0          0(1)

-----------------------------------------

      1 These individuals and groups would not be participants in the Director Plan, but are required by Securities and Exchange Commission rules to be listed on the table.

      2 Based on the closing price of a share of the Common Stock on March 17, 1995 ($20.625) multiplied by 3,000, the aggregate number of shares of Restricted Stock to be granted to each of the Company's non-employee directors beginning on July 1 of each year, commencing in 1995.

      3 Reflecting 1,000 shares of Restricted Stock to be granted to each of the Company's non-employee directors on July 1 of each year, commencing in 1995 and 2,500 stock options which were granted to each of the Company's non-employee directors on October 18, 1994.




      Approval of this proposal requires the affirmative vote of the holders of the majority of the outstanding shares of Common Stock present for this proposal at the Meeting. Abstentions are considered present for this proposal, so they will have the same effect as votes against the proposal. Broker non-votes are not considered present for this proposal.

The Board unanimously recommends a vote FOR approval of the CyCare Systems, Inc. Director Stock Plan.




                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of February 28, 1995, the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director of the Company, by each named executive officer of the Company and by all directors and executive officers of the Company as a group:

                                                          Shares
                                                        Beneficially     Percent
Name and Address of Beneficial Owner                       Owned          Owned
------------------------------------                    ------------     -------

Jim H. Houtz (1) (2) (3)                                   519,144         10.5
Richard J. Burgmeier (1) (4)                               184,900          3.8
David H. Koeller  (1) (3)                                   48,285            *
Mark R. Schonau (1) (3)                                     48,902            *
Carolyn S. Haupert (1) (3)                                  10,501            *
Frank H. Bertsch (1)                                        10,200            *
James L. Schamadan, M.D. (1) (3)                            10,000            *
A. Theodore Engkvist (1) (3)                                 7,500            *
Randy L. Skemp (1) (3)                                       5,802            *
Raymond R. Maturi (1)                                        2,308            *
Dimensional Fund Advisors, Inc. (5)                        371,700          7.5
Vanguard Explorer Fund, Inc. (6)                           350,000          7.1
Gardner Lewis Asset Management (7)                         314,400          6.4
All directors and executive officers as a group
(10 persons) (8)                                           847,542         17.2
----------

* Less than one percent

(1) The address of the above named executive officers and directors is c/o the Company at 7001 North Scottsdale Road, Suite 1000, Scottsdale, Arizona 85253-3644.

(2) Includes 75,000 shares held by Mr. Houtz's wife for herself, over which Mr. Houtz shares voting and investment power. Also includes 20,000 shares held in a trust in which Mr. Houtz's wife and daughter act as trustees. Mr. Houtz disclaims beneficial ownership of these shares.

(3) Includes shares which may be acquired by the exercise of stock options within 60 days as follows: 7,500 each for Mr. Houtz and Mr. Engkvist; 31,875 for Mr. Koeller; 41,250 for Mr. Schonau; 6,000 for Ms. Haupert; 10,000 for Dr. Schamadan; and 4,500 for Mr. Skemp.

(4) Includes 50,000 shares held by Mr. Burgmeier's wife. Mr. Burgmeier disclaims beneficial ownership of these shares.

(5) The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(6) The address of Vanguard Explorer Fund, Inc. is Vanguard Financial Center, Valley Forge, Pennsylvania 19482.

(7) The address of Gardner Lewis Asset Management, L.P. is 285 Wilmington, Westchester Pike, Chadds Ford, PA 19317.

(8) Includes 108,625 shares which executive officers and directors have the right to acquire beneficial ownership of within the next 60 days under the Company's Stock Option Plan.












                      MEETINGS OF THE BOARD AND COMMITTEES

      There were four regularly scheduled meetings and three special meetings of the Board during 1994. With the exception of Raymond R. Maturi, each director attended 75% or more of the meetings of the Board and of the meetings of the Board committees on which he served.

      The Board has established an Audit Committee comprised of Mr. Bertsch and Dr. Schamadan. The Audit Committee is responsible for the review of internal accounting controls, financial reporting and related audit matters and selection of the Company's independent public accounting firm. The Audit Committee met once in 1994 to discuss 1993 audit matters. The Compensation Committee, also consisting of Mr. Bertsch and Dr. Schamadan, met twice during 1994. The Compensation Committee is responsible for the annual review of officer compensation and other incentive programs. The Company does not maintain a standing nominating committee or other committees performing similar functions.


            COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The New York Stock Exchange. Reporting Persons are required by the Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain Reporting Persons that no Forms 5 were required for those persons, the Company believes that, during 1994 its Reporting Persons were in compliance with all applicable filing requirements, except that two reports, covering two transactions, were inadvertently filed late by Jim H. Houtz and Raymond R. Maturi. Messrs. Houtz and Maturi each failed to file a monthly report of a transaction, but did report the transaction on a subsequent Form 4.





                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

Overview and Philosophy

      The Company's compensation program for executive officers is primarily comprised of base salary, annual bonus and long-term incentives in the form of stock option grants. Executives also participate in various other benefit plans, including medical and retirement plans, generally available to all employees of the Company.

      The Company's philosophy is to pay base salaries to executives that enable the Company to attract, motivate and retain highly qualified executives comparable with similarly situated companies. The annual bonus program is designed to reward for performance based on financial results. Stock option grants are intended to result in minimal or no rewards if stock price does not appreciate, but may provide substantial rewards to executives as stockholders benefit from stock price appreciation.

      The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder returns. Thus, the compensation peer group is not the same as the peer group index in the performance graph included in this proxy statement.

Base Salary and Annual Incentives

      Base salaries for executive positions are established at the average pay level of comparable positions in similarly-sized high technology companies and in relation to executive salaries paid within the industry in which the Company competes. The Compensation Committee has access to competitive surveys and outside compensation consultants to help determine the relevant competitive pay levels. The Company targets base pay at the level required to attract and retain highly qualified executives. In determining salaries, the Compensation Committee also takes into account individual experience and performance, internal equity relative to other positions with the Company and specific needs particular to the Company.

      Annual incentive awards are based on the achievement of predetermined performance objectives. The objectives are based on pre-tax income and revenue growth and the successful achievement of functional and personal goals. The Company feels that bonuses paid in 1994 were reflective of these achievements and goals.

Stock Option Grants

      The Company strongly believes in tying executive rewards directly to the long-term success of the Company and increases in stockholder value through grants of stock options. Stock grants will also enable executives to develop and maintain a significant stock ownership position in the Common Stock.

Other Benefits

      Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Code, a stock purchase program provided for under Section 423 of the Code, which allows employees to purchase stock at a discount from fair market value, and life insurance coverage equal to 2-1/2 times base salary up to a maximum of $300,000. In addition to these all-employee programs, selected executives participate in a supplemental split-dollar life insurance program. Payments under this program made on behalf of the executives during 1994 are listed in the All Other Compensation column in the Summary Compensation Table.

Section 162(m)

      The Compensation Committee intends to review all compensation programs in 1995 for compliance with Section 162(m) of the Code and make any necessary adjustments to comply with the new regulations. Currently, options granted by the Compensation Committee would be exempt from the $1 million limit on deductibility of executive compensation under the transition rules.

Chief Executive Officer Compensation

      Mr. Houtz was a founder of the Company and has served as its President or CEO since the Company's inception in 1967. In January 1993, the Compensation Committee increased Mr. Houtz's base salary by 4% over previous levels based on his increased responsibilities for, and the success of, CyData, the Company's wholly-owned subsidiary. However, as of August 1993, Mr. Houtz received a 10% reduction in base salary as a cost cutting measure. To date, Mr. Houtz's previous base salary has not been reinstated.

      In 1994, the Compensation Committee commissioned a study by the Wyatt Company, a nationally-known compensation consulting group, to review the compensation of the CEO. The study found that the CEO's total compensation level was in the competitive range of other CEOs within the Company's peer group. As a result of this study, it was also noted that the CEO had not been granted any stock options in the previous five years, which was not in line with industry practices of aligning executive financial interest with those of its stockholders.

      Mr. Houtz also has a retirement plan that enables the Company to continue to benefit from Mr. Houtz's expertise and experience upon his retirement as the Company's CEO. Mr. Houtz will continue to perform services for the Company as directed by the President or Board of Directors on a part-time consulting basis following retirement. As compensation for these services, Mr. Houtz will receive 60% of his average annual compensation during his last two years of service and continuation of the existing benefits package while acting in the consulting capacity. In making this provision, the Company did not anticipate the imminent retirement of Mr. Houtz, but did so to ensure the desired level of management continuity for the Company. The consulting arrangement will continue for five years following his retirement.


Frank H. Bertsch
James L. Schamadan, M.D.

Members of the Compensation Committee

                   PERFORMANCE GRAPH FOR CYCARE SYSTEMS, INC.

              Indexed Comparison of 5-Year Cumulative Total Return
     CyCare Systems, Inc., Russell 2000 Index and Custom Peer Group Indices


 (The following descriptive data is supplied in accordance with Rule 304(d) of
                                Regulation S-T)

                    1989      1990      1991      1992      1993      1994
                    ----      ----      ----      ----      ----      ----
Russell 2000        100.00    80.49     117.56    139.21    165.52    162.24
Custom              100.00    70.40     102.90    136.55    174.42    246.43
CyCare              100.00    58.97      60.26     69.23     85.90    152.56


Note: Assumes $100 invested on 12/31/89 in CyCare Systems, Inc., Russell 2000 Index and a Custom market capitalization weighted index including Medaphis, Shared Medical Systems, HBO & Co., C.I.S. Technologies and National Data Corp. Total return assumes reinvestment of dividends on a daily basis for the Russell 2000 and quarterly for the Custom Index.



                           SUMMARY COMPENSATION TABLE

                                                                                                 Long-Term Compensation
                                                             Annual Compensation                  Awards         Payouts
                                                    -----------------------------------     -----------------------------
                                                                           Other Annual                                    All Other
                                                                            Compensa-       Stock     Options/     LTIP     Compen-
             Name and                                Salary      Bonus         tion         Awards     SARS       Payouts    sation
       Principal Position                  Year     ($)(2)       ($)(3)        ($)           ($)        (#)         ($)      ($)(4)
------------------------------------------------------------------------------------------------------------------------------------
Jim H. Houtz ..........................     1994     290,155     104,450        --             0      30,000           0     132,741
Chairman of the Board,                      1993     308,967           0        --             0           0           0     165,543
President and Chief                         1992     310,000           0        --             0           0           0      99,825
Executive Officer

David H. Koeller ......................     1994     139,997      62,500        --             0       7,500           0      16,931
President for Group Practices               1993     126,500           0        --             0           0           0      16,894
                                            1992     130,000           0        --             0           0           0      16,854

Mark R. Schonau .......................     1994     129,550      41,435        --             0      30,000           0      16,688
Chief Financial Officer,                    1993     114,138      18,000        --             0           0           0      16,244
Secretary and Treasurer                     1992     117,000           0        --             0           0           0      16,853

Randy L. Skemp ........................     1994      92,198      68,516        --             0      20,000           0       6,422
Senior Vice President(1)                    1993        --          --          --          --          --          --          --
                                            1992        --          --          --          --          --          --          --

Carolyn S. Haupert ....................     1994      74,528      39,790        --             0           0           0       6,230
Senior Vice President(1)                    1993        --          --          --          --          --          --          --
                                            1992        --          --          --          --          --          --          --

----------

(1) Mr. Skemp and Ms. Haupert did not serve as executive officers during 1992 and 1993.

(2) Amounts shown include cash compensation earned by executive officers, as well as amounts deferred pursuant to the Company's 401(k) Savings Plan.

(3) Reflects amounts earned under the Company's bonus plan which is open to all officers and a relocation bonus of $8,516 paid to Mr. Skemp.

(4)   "All Other Compensation" consists of the following:


                              1994           1993           1992
                              ----           ----           ----

(a)   Economic benefit of split-dollar life insurance policies:

      Jim H. Houtz             5,565          5,318          4,887
      David H. Koeller           686            629            621
      Mark R. Schonau            613            579            593
      Randy L. Skemp             305             --             --
      Carolyn S. Haupert         260             --             --

(b) Amount of premiums paid for the split dollar life insurance policies less the economic benefit of the policy identified in 6(a):


      Jim H. Houtz            47,099         60,696         34,721
      David H. Koeller        14,859         14,916         14,924
      Mark R. Schonau         14,930         14,965         14,951
      Randy L. Skemp           4,881             --             --
      Carolyn S. Haupert       4,929             --             --

(c) Amount of premiums paid for the split dollar life insurance policy covering Mr. Houtz and his spouse and the economic benefit of said policy.

      Premiums Paid           77,067         96,740         57,736
      Economic Benefit         1,624          1,440          1,172

(d)   Amounts contributed by the Company under the 401(k) Plan:

      Jim H. Houtz             1,386          1,349          1,309
      David H. Koeller         1,386          1,349          1,309
      Mark R. Schonau          1,145            700          1,309
      Randy L. Skemp           1,236             --             --
      Carolyn S. Haupert       1,041             --             --



                             DIRECTOR COMPENSATION

     In 1994, each non-employee director received $1,000 for each regular or special Board meeting which he attended and $250 for each telephonic Board meeting in which he participated. In February 1995, compensation for regular and special Board meetings increased to $1,500 while compensation for telephonic Board meetings was increased to $500. Each director is also reimbursed for resonable travel expenses incurred to attend meetings of the Board and committees of which he is a member. Additionally, Mr. Engkvist and Dr. Schamadan each received $1,000 for consulting services performed on behalf of the Company.



                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR


                                       % of Total
                                      Options/SARs
                      Options/SARs     Granted to     Exercise of                      Grant Date
                         Granted      Employees in     Base Price     Expiration       Present Value
    Name                 (#)(1)        Fiscal Year     ($/Sh)(2)         Date              ($)(3)
----------------         ------            ---         ------         ----------          -------
Jim H. Houtz             30,000            24%          12.125         10/11/1999          200,400
David H. Koeller          7,500             6%           8.250         02/14/2004           44,025
Mark R. Schonau           5,000             4%           8.250         02/14/2004           29,350
                         25,000            20%          12.125         06/30/1999          164,250
Randy L. Skemp           20,000            16%          12.125         10/11/1999          133,600
Carolyn S. Haupert            0            N/A             N/A                N/A              N/A

(1) Options granted in 1994 are exercisable 12 months after the grant date, with 25% of the shares covered thereby becoming exercisable at that time and with an additional 25% of the option shares becoming exercisable on each successive anniversary date with full vesting occurring on the fourth anniversary date. Options granted prior to 7/01/94 were granted for a term of ten years. The remaining options were granted for a term of five years.
      All options are subject to early termination upon certain events related to termination of employment.

(2)   The Exercise or Base Price equaled the fair market value at grant date.

(3) The Black-Scholes option pricing model was used to determine the present value of options at date of grant. The assumptions used in the model were expected volatility of 54% for all options; risk-free rate of return of 5.87%, 6.71% and 7.41% for options granted 2/15/94; 7/1/94 and 10/12/94, respectively; dividend yield of 0% for all grants; and time to exercise of 10 years for options granted 2/15/94 and five years for options granted
      7/1/94 and 10/12/94.








               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                      AND
                          FY -- END OPTION/SAR VALUES


                                             Number of Securities
                                            Underlying Unexercised         Value of Unexercised
                                                  Options/SARs             In-The-Money Options/
                       Shares                     at FY--End                 SARS at FY--End
                      Acquired     Value               (#)                           ($)
                     On Exercise  Realized  -------------------------    -------------------------
    Name                (#)        ($)      Exercisable/Unexercisable    Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------
Jim H. Houtz             --        --             7,500/30,000                 48,656/82,500
David H. Koeller         --        --            75,000/10,000                499,063/74,688
Mark R. Schonau          --        --            35,000/35,000                307,500/151,875
Randy L. Skemp           --        --             3,250/23,750                 27,594/84,531
Carolyn S. Haupert       --        --             7,250/3,750                  45,594/29,531



               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                      AND CHANGES-IN-CONTROL ARRANGEMENTS

      In December 1993, the Company and Jim H. Houtz entered into a Retirement Benefit Program. The program provides that, upon Mr. Houtz's retirement from the Company or his attainment of age 65, whichever occurs last, the Company shall pay him on a monthly basis, until he attains 70 years of age, an amount equal to one-twelfth of 60% of his average annual compensation during his last two years of service subject to certain reductions. If Mr. Houtz dies prior to attaining 70 years of age, but after he attains 65 years of age, his heirs will be entitled to such payments. Further, if Mr. Houtz attains age 70, the Company agrees to give Mr. Houtz its interest in the life insurance policies on the lives of Mr. and Mrs. Houtz referenced in the first paragraph under "Certain Relationships and Related Transactions." Should Mr. Houtz die prior to attaining age 70, the Company shall be entitled to an amount equal to the total premiums paid by the Company for such policies out of the proceeds.

      In August 1994, the Company and Mark R. Schonau entered into an employment agreement. The term of the agreement is one year and shall automatically be extended for additional twelve month periods thereafter unless notification is made by the Company to Mr. Schonau that it intends to terminate the agreement. Pursuant to this agreement, if Mr. Schonau's employment is terminated prior to July 31, 1995, by the Company without cause or by Mr. Schonau for good reason prior to a change of control, the Company shall pay to Mr. Schonau a lump sum payment equal to his base salary for the period commencing on his termination date and ending on the next following July 31. In addition, the Company shall pay him on a monthly basis for twelve months, an amount equal to one-twelfth of the sum of his base salary in effect immediately prior to the time such termination occurs, plus the average of the annual incentive bonuses paid to Mr. Schonau for the two prior fiscal years. If Mr. Schonau's termination should occur subsequent to July 31, 1995, the Company shall pay Mr. Schonau twelve monthly payments equal to one-twelfth of the sum of his base salary in effect immediately prior to his termination, plus the average of the annual incentive bonuses paid to Mr. Schonau for the two prior fiscal years. In either event, the Company shall provide Mr. Schonau and his eligible beneficiaries all employee benefits he was entitled to receive prior to termination. These benefits shall continue until the first to occur of his attainment of alternate employment or twelve months.

      Should Mr. Schonau terminate his employment with the Company for good reason following a change in control, the Company shall pay to Mr. Schonau a lump sum payment, the present value of which shall equal 299% of Mr. Schonau's base salary. All terms and conditions of this section of the agreement are made in accordance with Section 280G of the Code and the regulations promulgated thereunder from time to time. The Company shall continue to provide Mr. Schonau and his eligible beneficiaries the employee benefits he was entitled to receive prior to termination. These benefits shall continue until the first to occur of his attainment of alternate employment or 24 months.

      In January 1994, Raymond R. Maturi, the Company's President and Chief Operating Officer, terminated his employment with the Company. Pursuant to a February 1993 amended employment agreement, Mr. Maturi will continue to receive from the Company any existing compensation and benefits as of February 1993, for a period of 18 months. The Company will also maintain in effect for Mr. Maturi a "split dollar" insurance policy. The Company shall pay premiums for such policy until the first to occur of Mr. Maturi's death or attainment of age 65.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into agreements with (i) Mr. and Mrs. Houtz and Mr. and Mrs. Burgmeier for the purchase of joint life insurance policies, and (ii) with Messrs. Houtz, Burgmeier and Maturi for life insurance policies in aggregate policy amounts of (i) $6,000,000 and $1,000,000 and (ii) $2,091,700,
$110,000 and $900,000, respectively. Under each policy, the Company is entitled to receive the return of premiums paid out of the proceeds of the policies, with the balance of the proceeds going to the estates of the insured, with the following exception: in the event Mr. Houtz attains age 70, Mr. Houtz will be the direct beneficiary of the total premiums paid by the Company for the policies for Mr. and Mrs. Houtz. Aggregate annual premiums paid approximate $131,400, $19,500 and $41,700 for Mr. and Mrs. Houtz, Mr. and Mrs. Burgmeier and Mr. Maturi, respectively.

      In 1993, the Company and Mr. Houtz entered into a consulting agreement. The agreement memorialized a 1984 agreement between the Company and Mr. Houtz. The agreement provides that, if Mr. Houtz retires after his 57th birthday, the Company shall pay him monthly for 60 months (commencing on the first day of the month following his termination) an amount equal to one-twelfth of 60% of the salary and bonus that he received for the calendar year immediately preceding his date of retirement. Additionally, the Company shall continue to provide Mr. Houtz with the fringe benefits he received for the calendar year immediately preceding his date of retirement for such 60-month period. Under the agreement, the Company shall obtain consulting and advisory services from Mr. Houtz for the period he receives consulting payments under this agreement. If Mr. Houtz dies subsequent to his retirement, the Company shall continue to make all of the above-referenced payments to Mr. Houtz's designated beneficiary or his estate for the balance of the term of the agreement.

      In 1994, the Company repurchased 412,800 shares from an entity owned by a director of the Company, Robert J. Feibusch in exchange for $3,715,200. At the time of the sale, Mr. Feibusch was a greater than five percent stockholder. Upon completion of the sale, Mr. Feibusch resigned as a director of the Company.

                            INDEPENDENT ACCOUNTANTS

      The principal independent public accounting firm utilized by the Company during the fiscal year ended December 31, 1994 was Ernst & Young LLP. It is currently anticipated that Ernst & Young LLP will be retained as the principal accounting firm to be utilized by the Company throughout the fiscal year ending December 31, 1995. A representative of Ernst & Young LLP is expected to attend the Meeting for the purpose of responding to appropriate questions. At the Meeting, this representative will be afforded an opportunity to make a statement if he or she so desires.



                             STOCKHOLDER PROPOSALS

      Proposals of  stockholders  intended to be presented at the Company's 1996
Annual Meeting of Stockholders must be received by the Company by December 1, 1995 for inclusion in the Company's proxy materials relating to such meeting.

                                 OTHER MATTERS

      Management does not intend to present to the Meeting any matters other than those hereinbefore mentioned and does not presently know of any matters that will be presented by other parties.





                         BY ORDER OF THE BOARD OF DIRECTORS
                         Mark R. Schonau, Secretary

Scottsdale, Arizona
March 30, 1995

                                   Exhibit A

                              CYCARE SYSTEMS, INC.
                         1995 LONG-TERM INCENTIVE PLAN

                     ARTICLE 1. PURPOSE AND EFFECTIVE DATE

     1.1 General. The purpose of the CyCare Systems, Inc. 1995 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of CyCare Systems, Inc. (the "Company") by linking the personal interests of its key employees to those of Company stockholders and by providing its key employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected officers and key employees. It is also intended that the Plan replace the CyCare Systems, Inc. Stock Option Plan (the "Prior Plan"); provided, however, that options granted under the Prior Plan shall continue to be subject to the terms and conditions set forth in the agreement evidencing the option grant.


     1.2 Effective Date. The Plan is effective as of March 1, 1995 (the "Effective Date). Within one year after the Effective Date, the Plan shall be submitted to the shareholders of the Company for their approval. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held (or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote) in accordance with the applicable provisions of Delaware law and the Company's Bylaws and Restated Certificate of Incorporation. Any Awards granted under the Plan prior to stockholder approval are effective when made (unless the Committee specifies therwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before stockholder approval. If the stockholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.


                    ARTICLE 2. DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 1.2 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.


          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Change of Control" means and includes each of the following:


                    (1) A change of control of the Company through a transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934 Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

                    (2) Upon the first purchase under a tender offer or exchange offer for 20% or more of the outstanding shares of Stock (or securities convertible into Stock), other than an offer by the Company or any Subsidiary or any employee benefit plan sponsored by the Company or any Subsidiary;

                    (3) Any merger or  consolidation of the Company in which the
               Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Shares immediately before the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger;

                    (4) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member; or

                    (5) If, at any time after  March 1, 1995,  there shall cease to be a majority of the Board comprised as follows: individuals who as of March 1, 1995, constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of the majority of the directors still in office who either were directors as of March 1, 1995, or whose election or nomination for election was previously so approved.


          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f)  "Committee" means the committee of the Board described in Article
               3.

          (g) "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his full-time duties for the Company for six consecutive months and within 30 days after notice by the Committee to the Participant, the Participant does not return to the full-time performance of his duties.


          (h) "Dividend Equivalent" means a right granted to a Participant under Article 10.

          (i) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Commttee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported in The Wall Street Journal for that date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

          (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (k) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

          (l) "Option" means a right granted to a Participant under Article 6 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (m) "Other Stock-Based Award" means a right, granted to a Participant under Article 11, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (n) "Participant" means a person who, as an officer or key employee of the Company or any Subsidiary, has been granted an Award under the Plan.

          (o)  "Performance  Share" means a right granted to a Participant under
               Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (p) "Plan" means the CyCare Systems, Inc. 1995 Long-Term Incentive Plan, as amended from time to time.

          (q) "Restricted Stock Award" means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

          (r) "Stock" means the Common Stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 12.

          (s) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 7 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 7.

          (t) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                           ARTICLE 3. ADMINISTRATION

     3.1 Committee. The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board. The Committee shall consist of at least two individuals who are members of the Board who are "disinterested persons," as such term is defined in Rule 16b3 promulgated under
Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") or any successor provision, except as may be otherwise permitted under Section 16 of the 1934 Act and the regulations and rules promulgated thereunder.

     3.2 Action By The Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     3.3 Authority of Committee. The Committee has the exclusive power, authority and discretion to:

          (a)  Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

          (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     3.4 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                     ARTICLE 4. SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to adjustment provided in Section 13.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 1,120,000.

     4.2 Lapsed Awards. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under Section 16 of the 1934 Act, as amended.

     4.3 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     4.4 Limitation On Number of Shares Subject To Awards. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant over the term of the Plan shall be 600,000.

                             ARTICLE 5. ELIGIBILITY

     5.1 General. Awards may be granted only to individuals who are officers or other key employees (including employees who also are directors or officers) of the Company or a Subsidiary, as determined by the Committee.

                            ARTICLE 6. STOCK OPTIONS

     6.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

               (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant.

               (b) Time And Conditions Of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

               (c) Payment. The Committee shall determine the methodsby which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

               (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

     6.2 Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

               (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

               (b) Exercise. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

               (c) Lapse of Option. An Incentive Stock Option shall lapse under the following circumstances:

                    (1) The  Incentive  Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

               The Incentive Stock Option shall lapse twelve months after the Participant's termination of employment, if the termination of employment employment was attributable to Disability.

                    (2) If the Participant  separates from employment other than as provided in paragraph (2), the Incentive Stock Option shall lapse three months after the Participant's termination of employment.

                    (3) If the Participant dies before the Option lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (ii) 15 months after the date of the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

               (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

               (e) Ten-Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

               (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after 2005.

               (g) Right To Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1  Grant  of  SARs.   The  Committee  is  authorized  to  grant  SARs  to
Participants on the following terms and conditions:

               (a) Right of Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                    (1) The Fair Market  Value of one share of Stock on the date of exercise; over

                    (2) The  grant  price  of the  Stock  Appreciation  Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

               (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                         ARTICLE 8. PERFORMANCE SHARES

     8.1 Grant of Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted t each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     8.2 Right To Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months.

     8.3 Other Terms. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                       ARTICLE 9. RESTRICTED STOCK AWARDS

     9.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

     9.2 Issuance And Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     9.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     9.4 Certificates For Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

                        ARTICLE 10. DIVIDEND EQUIVALENTS

     10.1 Grant Of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be seected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                      ARTICLE 11. OTHER STOCK-BASED AWARDS

     11.1 Grant Of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                  ARTICLE 12. PROVISIONS APPLICABLE TO AWARDS

     12.1 Stand-Alone, Tandem, And Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     12.2 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 12.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     12.3 Term Of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

     12.4 Form Of Payment For Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     12.5 Limits Of Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, oblgation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a court order that would otherwise satisfy the requirements to be a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code notwithstanding that such an order relates to the transfer of a stock option rather than an interest in an employee benefit pension plan. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Committee may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefiting such individuals or classes of individuals, subject to such
restrictions,   limitations,   or  conditions  as  the  Committee  deems  to  be
appropriate.

     12.6 Beneficiaries. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     12.7 Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     12.8 Acceleration Upon A Change Of Control. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 6.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options. Notwithstanding any provision in this Plan to the contrary, if a Change of Control of the Company has occurred and the Participant's employment is terminated for any reason except those "excepted causes" detailed below, the Participant shall be entitled for a seven-month period following such termination, to exercise all Options and other Awards that were exercisable as of the date of such termination (taking into account the acceleration provision of this Section 12.8). For this purpose, excepted cause shall mean termination of employment due to (i) th death of the Participant, (ii) the disability of the Participant, or (iii) cause (which shall deem to occur if the Participant willfully engages in conduct that is demonstrably and materially injurious to the Company, monetarily, or otherwise; and in making such determination, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the act or omission was in the best interest of the Company.

                    ARTICLE 13. CHANGES IN CAPITAL STRUCTURE

     13.1 General. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

              ARTICLE 14. AMENDMENT, MODIFICATION AND TERMINATION

     14.1 Amendment, Modification and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan. However, without approval of the stockholders of the Company or other conditions (as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction), no such termination, amendment, or modification may:

               (a) Materially increase the total number of shares of Stock that may be issued under the Plan, except as provided in Section 13.1;

               (b)   Materially   modify  the   eligibility   requirements   for
          participation in the Plan; or

               (c) Materially increase the benefits accruing to Participants under the Plan.

     14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

                         ARTICLE 15. GENERAL PROVISIONS

     15.1 No Rights To Awards. No Participant or employee shall have any claim to be ganted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly.

     15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event under the Plan, Participants may elect, subject to the Committee's approval, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes in accordance with such procedures as the Committee establishes. The Committee may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above.

     15.4 No Right To Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

     15.5 Unfunded Status Of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     15.6 Indemnification. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bylaws or Restated Certificate of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.7 Relationship To Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

     15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     15.9 Titles And Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     15.10 Fractional Shares. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     15.11 Securities And Compliance. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

     15.12 Government And Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona.

                                   Exhibit B

                          EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.

The purpose of the CyCare Systems, Inc. Employee Stock Purchase Plan (hereinafter called the "Plan"), is to provide employees of CyCare Systems, Inc., a Delaware corporation , or any successor corporation, (hereinafter called the "Company"), and its affiliated companies with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock of the Company, with a par value of $.01 per share (the "stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2. Definitions.

   (a) "Base pay" means all compensation paid by the Company to the employee, (before withholding or other deductions), including regular straight time earnings plus payments for overtime, commissions, incentive compensation, bonuses, and other special payments.

    (b) "Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week and more than five months in a calendar year by (1) the Company, or (2) any affiliated company, 50% or more of whose voting shares are owned directly or indirectly by the Company.

3. Eligibility.

     (a) Any employee as defined in Paragraph 2 who shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in the Plan, subject to the limitations imposed by
Section  423 (b) of the  Code.

     (b) Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option:

          (1) If, immediately after the grant, such employee would own shares, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, as defined by Section 424(f) of the Code, taking into account in determining stock ownership, any stock owned by the brothers, sisters, spouse, ancestors or descendants of such employee and stock owned by corporations, partnerships, estates or trusts of which such employee is a shareholder, partner or beneficiary, as the case may be, as required by
Section 424(d) of the Code; or

          (2) Which permits his rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries, as defined by Section 424(f) of the Code, to accrue at a rate which exceeds $25,000.00 determined by the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time, all determined in the manner provided by Section 423 (b) (8) of the Code.

4. Offering Dates.

The Plan will be implemented by means of one or more offerings, each offering being one year in length. The first offering shall commence on a date determined by the Board, if a majority of the Directors then in office are ineligible to participate in the Plan, or a committee of Directors not eligible to participate in the Plan (the "Committee") designated by the Board to administer the Plan, on which date the Board shall allocate stock to the Plan; provided, however, that such date shall not be more than six months after the date on which stock of the Company is first offered for sale to the public and further provided that in no event shall the Plan become effective unless within twelve months of the date of its adoption by the Board, it has been approved at a duly called meetin of the stockholders of the Company. Subsequent offerings may be made by the Board at one year intervals after the date on which the first offering commences, and any such subsequent offering shall be one year in length as well.

     On or prior to the date on which any offering commences, the Board shall determine the number of shares allocated to the Plan which shall be available for purchase under said offering. Any of such shares which are not purchased under any such offering may be available for purchase in subsequent offerings if the Board so determines.

5. Participation.

   (a) An eligible employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the payroll office during the thirty day period before the date the offering commences. An authorization shall become effective on the date that it is filed with the payroll office.

     (b) Payroll deductions for a participant shall commence on the date when the authorization for a payroll deduction becomes effective and shall end on the termination date of the offering to which such authorization is applicable unless sooner terminated as provided in Paragraph 10.

     (c) Participation in any offering under the Plan shall neither limit, nor require, participation in any other offering except that no employee may have more than one authorization for a payroll deduction in effect simultaneously.

6. Payroll deductions.

   (a) At the time a participant files an authorization for a payroll deduction, the participant shall elect to have deductions made from his pay on each payday during the time he is a participant in an offering at a rate not to exceed 10% of the base pay, as defined in Paragraph 2, which the participant is entitled to receive on such payday.

     (b) All payroll deductions made for a participant shall be credited to the participant's account under the Plan. A participant may not make any separate cash payment into such account.

     (c) A participant may discontinue his participation in the Plan as provided in Paragraph 10, but no other change can be made by a participant during an offering.

7. Granting of Option.

   (a) On the offering date following the date when a participant's authorization for a payroll deduction becomes effective, he shall be granted an option for as many full shares as he will be able to purchase with the payroll deductions credited to his account during his participation in that offering.

   (b) The option price of shares purchased with payroll deductions made for a participant therein shall be the lower of:

          (1) 85% of the fair market value of the stock on the date the option is granted (which is the date on which the respective offering commences), or

          (2) 85% of the fair market value of the stock on the date the option is exercised (which is the date the respective offering ends), but in no event shall the purchase price be less than the par value of the stock.

8. Exercise of Option.

   (a) Unless a participant gives written notice to the company as hereinafter provided, his option for the purchase of shares with payroll deductions made during the applicable offering will be exercised automatically for him on the date on which said offering ends, if the participant is an employee on that date, for the purchase of the number of full shares which the accumulated payroll deductions in his account at that time will purchase at the applicable option price, subject to the provisions of Paragraph 12. The balance in the account with interest thereon shall be paid to the participant.

     (b) By written notice to the Company during the 60 day period preceding the date on which an offering ends, a participant may elect, effective at the termination of said offering, to:

          (1) Withdraw all the accumulated payroll deductions in his or her account on the date the offering ends, with interest thereon; or

          (2) Exercise the option for a specified number offull shares less than the number of full shares which the accumulated payroll deductions in this account will purchase at the applicable option price and withdraw the balance of the accumulated payroll deductions in the account at that time, with interest thereon.

9. Delivery.

As promptly as practicable after the termination of each offering, the Company will deliver to each participant, as appropriate, either the shares purchased upon the exercise of the option together with a cash payment equal to the balance credited to his account during such offering which was not used for the purchase of shares, with interest thereon, or a cash payment equal to the total of the payroll deductions credited to his account during such offering, with interest thereon.

10.  Withdrawal.

   (a) A participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his account, with interest thereon, will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay except in accordance with an authorization for a new payroll deduction filed in accordance with Paragraph 5, for subsequent years.

     (b)  A  participant's   withdrawal  will  not  have  any  effect  upon  his
eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     (c) Upon termination of the participant's employment for any reason, including retirement, the payroll deductions credited to his account with interest thereon will be returned to him, or, in the case of his death, to the person or person entitled thereto under Paragraph 14.


11.  Interest.

In any situation where the Plan specifically provides for the payment of interest on a participant's payroll deductions, such interest paid shall be simple interest, calculated at the rate of 6% per annum, computed on the balance in the participant's account at the end of each month.

12.  Stock.

   (a) The shares to be sold to participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be made available for sale under the Plan during the offerings under the Plan shall be 1,320,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17. If the total number of shares for which options are to be granted on any date in accordance with Paragraph 7 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

   (b) The participant will have no interest in shares covered by his option until such option has been exercised.

   (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the termination date of the pertinent offering, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

13.  Administration of the Plan.

The Plan shall be administered so as to ensure that all participants have the same rights and privileges as are provided by Section 423(b)(5) of the Code.

Members of the Committee may be appointed from time to time by the Board and shall be subject to removal by the Board. The decision of a majority in number of the members of the Committee in office at the time shall be deemed to be the decision of the Committee.

The Board or the Committee, from time to time, may approve the forms of any documents or writings provided for in the Plan, and may adopt, amend and rescind rules and regulations not inconsistent with the Planfor carrying out the Plan and may construe the Plan. The Board or the Committee may delegate the responsibility for maintaining all or a portion of the records pertaining to participants' accounts to persons not affiliated with the Participating Companies. All expenses of administering the Plan shall be paid by the Participating Companies.

14.  Designation of Beneficiary.

A participant may file a written designation of a beneficiary who is to receive any shares and cash to the participant's credit under the Plan in the event of such participant's death prior to delivery to him of such shares and cash. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such shares and cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such shares and cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate. No designated beneficiary shall prior to the death of the participant by whom he has been designated, acquire any interest in the shares or cash credited to the participant under the Plan.

15.  Transferability.

Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10.

16.  Changes in Capitalization.

If any option under this Plan is exercised subsequent to any stock dividend, split-up, spin-off, recapitalization, merger, consolidation, exchange of shares, or the like, occurring after such option was granted, as a result of which shares of any class shall be issued in respect of the outstanding shares, or shares shall be changed into the same class or classes, the number of shares to which such option shall be applicable and the option price for such shares shall be appropriately adjusted by the Company.

17.  Amendment or termination.

The Board of Directors of the Company may at any time terminate or amend the Plan, provided however, that amendments to the Plan relating to the amount, price, or timing of grants shall not be made more than once in any six month period, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Notwithstanding the foregoing, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would materially increase the benefits accruing to participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan. Without limiting the generality of the foregoing, an amendment may not be made without prior stockholder approval if it would:

     (a) Require the sale of more shares than are authorized under Paragraph 12 of the Plan; or

     (b) Permit payroll deductions at a rate in excess of 10% of a participant's base pay; or

     (c) Decrease the purchase price of the stock for any purchase period below the lower of 85% of the fair market value of the stock on te date the option is granted or 85% of the fair market value of the stock on the date the option is exercised.

     The Plan shall terminate in any event on such date as all of the shares allocated to the Plan shall have been purchased pursuant to the provisions of the Plan.

18.  Notices.

All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company, or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.Miscellaneous.

Except as otherwise expressly provided herein, any authorization, election, or notice of document under the Plan from an eligible employee or participant shall be delivered to his employer corporation and, subject to any limitations specified in the Plan, shall be effective when so delivered.

The term "business day" shall mean any day other than Saturday, Sunday or a legal holiday in Iowa.

The masculine pronoun shall include the feminine.

The Plan, and the Company's obligation to sell and deliver shares of Stock hereunder, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.







                                   Exhibit C

                              CYCARE SYSTEMS, INC.
                              DIRECTOR STOCK PLAN

                ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 Establishment of the Plan. CyCare Systems, Inc., a Delaware corporation, hereby establishes the CyCare Systems, Inc. Director Stock Plan (the "Plan") for the benefit of its Non-employee Directors. The Plan sets forth the terms of an initial, one-time grant of Non-Qualified Stock Options and subsequent annual grants of Restricted Stock to Non-employee Directors. All such grants are subject to the terms and provisions set forth in this Plan.

         1.2 Purpose of the Plan. The purpose of the Plan is to encourage ownership in the Company by Non-employee Directors, to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as Non-employee Directors of the Company, and to provide Non-employee Directors with a further incentive to work for the best interests of the Company and its stockholders.

         1.3 Effective Date. The Plan is effective as of October 18, 1994 (the "Effective Date"). Within one year after the Effective Date, the Plan shall be submitted to the stockholders of the Company for their approval. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Delaware Law and the Company's Bylaws and Restated Certificate of Incorporation. Any Awards granted under the Plan prior to stockholder approval are effective when made, but no Award may be exercised or settled and no restrictions relating to any Award may lapse before stockholder approval. If the stockholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

         1.4 Duration of the Plan. The Plan shall remain in effect until such time as the Plan is terminated by the Board of Directors pursuant to Article 9 or Section 10.4.

                    ARTICLE 2. DEFINITIONS AND CONSTRUCTION

         2.1. Definitions. For purposes of the Plan, the following terms will have the meanings set forth below:

                  (a) "Award" means a grant of Non-Qualified Stock Options or Restricted Stock under the Plan.

                  (b) "Board" or "Board of Directors" means the Board of Directors of the Company, and includes any committee of the Board of Directors designated by the Board to administer this Plan.

                  (c) "Change in Control" of the Company means and includes each of the following:

                           (1) a change of  control  of the  Company of a nature
                  that would be required to be reported in response to Item 6(e) of Schedule 14A of the Exchange Act regardless of whether the Company is subject to such reporting requirements;

                           (2) a change  of  control  of the  Company  through a
                  transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the Exchange Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

                           (3) any  consolidation  or liquidation of the Company
                  in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be con- verted into cash, securities, or other property, other than a merger of the Company in which the holders of the Shares immediately before the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger;

                           (4) the  stockholders of the Company approve any plan
                  or proposal for the liquidation or dissolution of the Company; or

                           (5) substantially all of the assets of the Company are sold or otherwise trans- ferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

                  The foregoing events shall not be deemed to be a Change in Control if the transaction or transactions causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office as of the Effective Date ("Incumbents"), those serving on the Board pursuant to nomination or appointment thereto by a majority of Incumbents ("Successors"), and those serving on the Board pursuant to nomination or ap- pointment thereto by a majority of a Board composed of Incumbents and/or Successors.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Committee" means the committee appointed by the Board to administer the Plan.

                  (f)  "Company"   means  CyCare   Systems,   Inc.,  a  Delaware
         corporation, or any successor as provided in Section 10.3.

                  (g) "Director" means any individual who is a member of the Board of Directors of the Company.

                  (h) "Disability" means a permanent and total disability, within the meaning of Section 22(e)(3) of the Code. To the extent permitted pursuant to Section 16 of the Exchange Act, Disability shall be determined by the Board in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor provision.

                  (j) "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the average of the highest and lowest quoted selling prices on the immediately preceding date on which such sales occurred, as reported in The Wall Street Journal or a similar publication selected by the Committee.

                  (k) "Grant Date" means July 1, 1995 and each anniversary of that date.

                  (l) "Non-employee Director" means any individual who is a member of the Board of Directors of the Company, but who is not otherwise an employee of the Company.

                  (m) "Non-Qualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6, that is not intended to be an incentive stock option qualifying under Section 422 of the Code.

                  (n) "Option" means a Non-Qualified Stock Option granted under the Plan.

                  (o) "Participant" means a Non-employee Director of the Company who has been granted an Award under the Plan.

                  (p) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in
         Article 7.

                  (q) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group," as that term is defined in Section 13(d).

                  (r)   "Restricted   Stock"   means  an  Award   granted  to  a
         Non-employee Director pursuant to Article 7 that is subject to a Period of Restriction.

                  (s) "Shares" means the shares of the Company's Common Stock, $.01 par value.

         2.2 Gender and Number. Except as indicated by the context, any masculine term also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

         2.3.  Severability  of Provisions.  With respect to persons  subject to
Section 16 of the Exchange Act, transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the plan administrators, and the remaining provisions of the Plan or actions by plan administrators shall be construed and enforced as if the invalid provision or action had not been included or undertaken.

         2.4. Incorporation by Reference. In the event this Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed automatically to be incorporated by reference herein, insofar as Participants subject to Section 16 of the Exchange Act are concerned.

                           ARTICLE 3. ADMINISTRATION

         3.1 The Committee. The Plan will be administered by the Committee, subject to the restrictions set forth in the Plan.

         3.2 Administration by the Committee. The Committee has the full power, discretion, and authority to interpret and administer the Plan in a manner that is consistent with the Plan's provisions. However, the Committee does not have the power to (i) determine Plan eligibility, or to determine the number, the price, the vesting period, or the timing of Awards to be made under the Plan to any Participant or (ii) take any action that would result in the Awards not being treated as "formula awards" within the meaning of Rule 16b-3(c)(ii) or any successor provision, promulgated pursuant to the Exchange Act.

         3.3 Decisions Binding. The Committee's determinations and decisions under the Plan, and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.

                     ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1 Number of Shares. The total number of Shares available for grant under the Plan may not exceed 50,000, subject to adjustment as provided in
Section 4.3. The Shares issued pursuant to the exercise of Options granted under the Plan and the Shares issued as Restricted Stock may be authorized and unissued Shares or Shares reacquired by the Company, as determined by the Committee.

         4.2 Lapsed Awards. If any Option or Share of Restricted Stock granted under the Plan terminates, expires, or lapses for any reason, any Shares subject to purchase pursuant to such Option and any such Shares of Restricted Stock again will be available for grant under the Plan.

         4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the number and/or type of Shares subject to any outstanding Award, and the Option exercise price per Share under any outstanding Option will be automatically adjusted so that the proportionate interests of the Participants will be maintained as before the occurrence of such event.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

         5.1. Eligibility. Eligibility to participate in the Plan is limited to Non-employee Directors.

         5.2 Actual Participation. All eligible Non-employee Directors will receive a grant of Options pursuant to Article 6 and annual grants of Restricted Stock pursuant to Article 7.

                      ARTICLE 6. ONE-TIME GRANT OF OPTIONS

         6.1. One-Time Grant of Options. Each individual who is a Non-employee Director on October 18, 1994 will be granted Options on that date, the exercise of which will entitle the Non-employee Director to purchase 2,500 Shares. The specific terms of the Options are subject to the provisions of this Article 6 and the Option Agreement executed pursuant to Section 6.2.

         6.2. Option Agreement. The grant of Options will be evidenced by an Option Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of this Plan.

         6.3 Option Exercise Price Per Share. The Option exercise price per Share under any outstanding Option granted pursuant to this Article 6 shall be $12.375 (the "Exercise Price").

         6.4. Duration of Options. Each Option granted to a Participant under this Article 6 shall expire on October 18, 1999, the fifth (5th) anniversary date of its grant, unless the Option is earlier terminated, forfeited, or surrendered pursuant to a provision of this Plan.

         6.5. Vesting of Options Subject to Exercise. Subject to Section 1.3, the Options granted to the Participants under this Article 6 shall vest and become subject to exercise during the four-year period (the "Exercise Period") beginning on the Effective Date and ending on October 18, 1998; provided, however, that only one-quarter of the total number of Options granted to a Participant pursuant to this Article 6 shall vest during each of the four one-year periods during the Exercise Period that begin on the Effective Date and each subsequent October 18 thereafter until October 18, 1998.

         6.6. Exercise or Disposition of Options. Participants shall be entitled to exercise any Option that has vested at any time within the period beginning with the Effective Date and ending five (5) years after the Effective Date; provided, however, that the disposition by a Participant of any Shares acquired pursuant to the exercise of an Option shall occur only after the end of the six
(6) month period beginning on the date that Company's stockholders approve the Plan.

         6.7. Payment. Options are exercised by delivering a written notice of exercise to the Secretary of the Company, setting forth the number of Options to be exercised and accompanied by a payment equivalent to the product of the number of Options exercised multiplied by the Exercise Price (the "Total Exercise Price"). The Total Exercise Price is payable:

                  (a)  in cash or its equivalent;

                  (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the Total Exercise Price;

                  (c) by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Options that number of Shares having a Fair Market Value on the exercise date equal to the Total Exercise Price; or

                  (d)  by a combination of (a), (b), and (c).

         A Participant  may elect to use the payment method  described in clause
         (c) of this Section 6.7 only with the consent of, and at the time and in the manner prescribed by, the Committee. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the exercise of the Options.

         6.8. Restrictions on Share Transferability. To the extent necessary to ensure that Options granted under this Article 6 comply with applicable law, the Board shall impose restrictions on the transferability of any Shares acquired pursuant to the exercise of an Option under this Article 6, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.9. Termination of Service on Board of Directors Due to Death or Disability. If a Participant's service on the Board is terminated by reason of death or Disability, any outstanding Options held by the Participant that are not fully vested are immediately forfeited and returned to the Company. Any outstanding options held by the Participant that are fully vested will remain fully vested and subject to exercise.

         To the extent an Option is fully vested and exercisable as of the date of death or Disability, it will remain exercisable for sixty (60) days after the date of death or Disability by the Participant or such person or persons as shall have been named as the Participant's legal representative or beneficiary, or by such persons as shall have acquired the Participant's Options by will or by the laws of descent and distribution. Any Option that is fully vested but not exercised during this sixty (60) day period after death or Disability will be immediately forfeited to the Company.

         6.10. Termination of Service on Board of Directors for Other Reasons. If the Participant's service on the Board is terminated for any reason other than for death or Disability, any outstanding Options held by the Participant that are not fully vested as of the date of termination are immediately forfeited to the Company. To the extent an Option is fully vested and exercisable as of such date, it will remain exercisable for sixty (60) days after the date the Participant's service on the Board terminates. Any Option that is fully vested but not exercised during this sixty (60) day period after termination of service will be immediately forfeited to the Company.

         6.11. Limitations on the Transferability of Options. No Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will, the laws of descent and distribution, or under any other circumstances allowed by the Committee that would not violate the transferability restrictions contained in Rule 16b-3(a)(2) or any successor provision.

                   ARTICLE 7. ANNUAL RESTRICTED STOCK GRANTS

         7.1. Initial Grant of Restricted Stock. Each individual who is a Non-employee Director on July 1, 1995 will be granted One Thousand (1,000) Shares of Restricted Stock on that date. The specific terms of the Restricted Stock grant are subject to the provisions of this Article 7 and the Restricted Stock Agreement executed pursuant to Section 7.3.

         7.2. Annual Grant of Restricted Stock. Each individual who is a Non-employee Director on the relevant Grant Date after July 1, 1995 will be granted One Thousand (1,000) Shares of Restricted Stock on such Grant Date, subject to the limitation on the number of Shares that may be awarded under the Plan.

         7.3. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that will not include any terms or conditions that are inconsistent with the terms and conditions of the Plan.

         7.4. Nontransferability of Restricted Stock. The Shares of Restricted Stock granted may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of the applicable Period of Restriction.

         7.5. Period of Restriction. The Period of Restriction for each grant of Shares of Restricted Stock awarded pursuant to this Article 7 shall expire at the end of the one (1) year period following the applicable Grant Date.

         7.6.  Certificate  Legend.  Any  certificate   representing  Shares  of
Restricted Stock granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the CyCare Systems, Inc. Director Stock Plan, and the corresponding Restricted Stock Agreement. A copy of the Plan and the Restricted Stock Agreement may be obtained from the Secretary of CyCare Systems, Inc."

         7.7. Removal of Restrictions. Except as otherwise provided in the Plan, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Non-employee Director after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Non-employee Director shall be entitled to have the legend required by Section 7.6 removed from his or her Share certificates. All rights with respect to the Restricted Stock granted to a Non-employee Director under the Plan shall be available during his or her lifetime only to such Non-employee Director.

         7.8. Voting Rights. During the Period of Restriction, Non-employee Directors holding Shares of Restricted Stock granted hereunder will have voting rights with respect to those Shares.

         7.9. Dividends and Other Distributions. During the Period of Restriction, cash and stock dividends on Shares of Restricted Stock may be either currently paid or withheld by the Company for the Participant's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as will be determined by the Committee.

         7.10. Termination of Service on Board. If a Participant's service on the Board terminates for any reason before the end of a Period of Restriction relating to any grant of Restricted Stock, the Restricted Stock that is subject to a Period of Restriction shall be forfeited to the Company and will be again available for grant under the Plan.

                          ARTICLE 8. CHANGE IN CONTROL

         In the event of a Change in Control of the Company, all Awards granted under the Plan that are still outstanding and not yet vested or are subject to restrictions, shall become immediately one hundred percent (100%) vested in each Participant or shall be free of any restrictions, as of the first date that a Change in Control occurs, and shall be exercisable for the remaining duration of the Award. All Options that are exercisable as of the effective date of the Change in Control will remain exercisable for the remaining duration of the Options.

              ARTICLE 9. AMENDMENT, MODIFICATION, AND TERMINATION

         9.1 Amendment, Modification, and Termination. Subject to the terms set forth in this Section 9.1, the Committee may terminate, amend, or modify the Plan at any time; provided, however, that stockholder approval is required for any Plan amendment that would materially increase the benefits to Participants or the number of securities that may be issued, or materially modify the eligibility requirements in the Plan. Further, Plan provisions relating to the amount, price, and timing of securities to be awarded under the Plan may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

         9.2. Awards Previously Granted. Unless required by law, no termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding the Award.

                           ARTICLE 10. MISCELLANEOUS

         10.1. Indemnification. Each individual who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to assume and defend the same before he or she undertakes to defend it on his or her own behalf.

         The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Restated Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         10.2. Beneficiary Designation. Each Participant under the Plan may name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         10.3. Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         10.4. Requirements of Law. The granting of Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, terminate, amend, or modify the Plan in any way necessary to comply with the applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission as interpreted pursuant to no-action letters and interpretive releases.

         10.5. Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                      APPENDIX A

CYCARE SYSTEMS, INC                This Proxy is  Solicited on Behalf of the
                                              Board of Directors
7001 North Scottsdale Road
Suite 1000                    The  undersigned  hereby  appoints Mark R. Schonau
Scottsdale, Arizona           and  Thomas  P. Hull  jointly  and  severally,  as
85253-3644                    Proxies,  with  full  power of  substitution,  and
                              hereby  authorizes  them to represent and to vote,
                              as  designated  below,  all the  shares  of Common
                              Stock of CyCare  Systems,  Inc.  held of record by
                              the  undersigned  on March 17, 1995, at the Annual
                              Meeting of  Stockholders  to be held at 3:00 p.m.,
                              M.S.T.,   on  May  16,  1995  or  any  adjournment
-------------------------     thereof.


1.   Election of Directors   A. Theodore Engkvist [ ] VOTE FOR [ ] VOTE WITHHELD

2.   Proposal  to  amend  and  restate  the  Stock
     Option Plan as set forth in the  accompanying
     Proxy Statement.
                                               [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3.   Proposal to amend the Employee Stock Purchase
     Plan as set forth in the  accompanying  Proxy
     Statement.
                                               [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4.   Proposal to approve the  Director  Stock Plan
     as  set  forth  in  the  accompanying   Proxy
     Statement.
                                               [ ] FOR  [ ] AGAINST  [ ] ABSTAIN


This proxy, when properly executed, will be voted in accordance with the directions indicated hereon. If no specific directions are given, this proxy will be voted for approval of all listed proposals and, with respect to such other business as may properly come before the Meeting, in accordance with the discretion of the Proxies.


 -------------------------------------       Please   sign   exactly   as   name
|  PLEASE PROMPTLY MARK, SIGN, DATE   |      appears.  When  shares  are held by
|  AND RETURN THE PROXY CARD USING    |      joint  tenants,  both should  sign.
|      THE ENCLOSED ENVELOPE          |      When     signing    as    executor,
 -------------------------------------       administrator, attorney, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized  officer.  If a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person.


                                             DATED                        , 1995
                                                  -----------------------
                                             (Be sure to date this Proxy)


                                             -----------------------------------
                                             Signature


                                             -----------------------------------
                                             Signature (if held jointly)